Exh. 10-35
                            SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement (this "Agreement") is made and entered into as of the ____ day of November, 1997, by and between American Physicians Service Group, Inc., a Texas corporation ("APS") and Robert Casanova, M.D. (the "Shareholder").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Agreement and Plan of Reorganization (the "Merger Agreement") entered into by Shareholder more or less of even date herewith and the other contracts and agreements to which Shareholder was, or was to be, a party as contemplated in the Merger Agreement (the Merger Agreement and all such other contracts and agreements are hereinafter referred to collectively as the "Acquisition Documents"), Shareholder acquired 78,750 shares (the "PM Shares") of the $0.001 par value per share common stock of APS Practice Management, Inc., a Texas corporation ("Practice Management") for a consideration of $5.00 per PM Share (the "Exchange Value"); and

         WHEREAS, APS has agreed, on the terms and subject to the conditions hereof, to exchange certain shares of its $0.10 par value per share common stock ("APS Common") for the PM Shares.

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. CONDITIONS TO EXCHANGE RIGHT. In addition to the other terms and conditions contained in this Agreement, Shareholder shall only be entitled to exchange the PM Shares for shares of APS Common if each of the following conditions has been satisfied:

                  (a) There shall not have been, on or before November 1, 1999 (the "Determination Date"), any registered public offering of the common stock of Practice Management, or any other transaction or event pursuant to which shares of Practice Management of the same class as the PM Shares shall have become publicly traded.; and

                  (b) Shareholder shall not be, or have been, at any time on or prior to the date of the closing of any exchange of stock pursuant to this Agreement (the "Closing Date"), in breach of, or default under, this Agreement, any of the Acquisition Documents or any other contract or agreement to which Shareholder and Practice Management and/or APS are parties, and Shareholder shall not have threatened to breach or default under this Agreement, any of the Acquisition Documents or any such other contract or agreement; and

                  (c) At the Closing Date, Shareholder has all requisite legal capacity and authority to engage in the transactions contemplated by this Agreement, is the owner of all the PM Shares, and the PM Shares are free of any and all liens, claims or encumbrances of any kind whatsoever; and

                  (d) At or before the Closing Date, Practice Management shall not be, or have been, a party to any merger consolidation or similar transaction, or agreement with respect thereto, pursuant to which Practice Management was not or would not be, the named surviving entity after such merger, consolidation or other transaction.

         2. EXCHANGE  NOTICE.  In the event all of the  conditions  described in
Section 1 are satisfied as of the Determination Date and Shareholder elects to exercise its right to exchange its PM Shares for shares of APS Common, Shareholder shall provide written notice thereof (the "Exchange Notice") to APS, which Exchange Notice must be received by APS not later than the date (the "Expiration Date") which is ninety (90) calendar days after the Determination Date. In the event (i) any of the conditions required for an exchange to be permissible, as described in Section 1 above, fail to be satisfied on or prior to the Determination Date, or (ii) any of the conditions specified in subsections (b), (c) and (d) of Section 1 fail to be satisfied on or prior to the Closing Date, or (iii) APS fails to receive an Exchange Notice from Shareholder on or prior to the Expiration Date; then, in any such case, all of Shareholder's rights under this Agreement shall automatically terminate and be of no further force or effect whatsoever.

         3.       SHARE CONVERSION.

                  (a) Shareholder's right to exchange its PM Shares hereunder shall apply as to all, but not less than all, of the PM Shares which are eligible for exchange as described in this paragraph (a) of Section 3. Assuming Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, 55,417 of the PM Shares shall be eligible for conversion as provided in this Agreement; and the remaining 23,333 PM Shares, or a portion thereof, will only be eligible for an exchange hereunder in the event, and only to the extent, the Clinic (as hereinafter defined) achieves certain Practice Accrual Earnings (as hereinafter defined) levels prior to the Determination Date. For purposes of this Agreement, the terms "Clinic" and "Practice Accrual Earnings" shall have the meanings set forth in that certain Management Agreement which is one of the Acquisition Documents. The Practice Accrual Earnings of Clinic for any twelve (12) consecutive monthly period ending on or prior to the Determination Date is hereinafter referred to as the "Clinic PAE." The parties acknowledge and agree that in the event Clinic PAE does not exceed $933,333 during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, then no portion of the 23,333 PM Shares shall be subject to exchange pursuant to this Agreement. In the event that, during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, the Clinic PAE exceeds $933,333, then the percentage of the 23,333 PM Shares which will be eligible for exchange pursuant to this Agreement (assuming compliance with all other conditions provided for in this Agreement) will be determined by multiplying 23,333 by a fraction, the numerator of which is the amount by which Clinic PAE exceeds $816,666 (but not greater than $233,333 in any event), and the denominator of which is $233,333.

         EXAMPLE: The following is provided purely by way of example only, and illustrates the calculation of the number of PM Shares eligible for exchange under this Agreement, assuming satisfaction of all other conditions allowing for an exchange pursuant to this Agreement.
                  Assume Clinic PAE is $933,333 for the 12 months ended December 31, 1998, which is the largest twelve (12) month level of Clinic PAE achieved in any period ended on or prior to the Determination Date.

                  Total PM Shares eligible for exchange hereunder would be 67,084 determined as follows:

                  $933,333 - $816,666    x     23,333         =        11,667
                  -------------------
                        $233,333                                       55,417
                                                                       ------
                                                                       67,084

         (b) In the event Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, the closing of any such exchange (the "Closing") shall occur at the offices of APS in Austin, Texas, on such day and at such time as the parties hereto may mutually agree upon, or in the failure to so agree, at 10:00 a.m. Austin, Texas time on the first business day that falls thirty (30) days after the Expiration Date. The maximum number of PM Shares which Shareholder has the right to exchange pursuant to paragraph (a) of this Section are hereinafter referred to as the "Exchangeable PM Shares"; and the "Gross Exchange Value" for purposes of this Agreement is the gross dollar amount determined by multiplying the Exchangeable PM Shares by the Exchange Value. For purposes of determining the number of shares of APS Common which may be received upon any exchange, no consideration will be given to stock dividends, stock splits, reverse stock splits or recapitalizations to which

Practice Management or the PM Shares are subject after the date this Agreement was originally entered into as first above written. At the Closing, Shareholder shall be entitled to receive such shares of APS Common as is determined by dividing the Gross Exchange Value by the average of the "bid" and "ask" prices for APS Common as quoted by the National Association of Securities Dealers Automated Quotation System at the close of trading on each of the last five (5) business days immediately preceding the Closing Date.

         (c) At the Closing, Shareholder shall tender its share certificate(s) for all of the Exchangeable PM Shares, duly endorsed in blank, to APS, and shall also provide APS with an executed blank stock power, in form and substance reasonably acceptable to APS, wherein Shareholder represents and warrants to APS
(i) that Shareholder has all necessary legal capacity, power and authority to engage in the transactions contemplated hereby, and (ii) that Shareholder owns all interests in and to the Exchangeable PM Shares and that the Exchangeable PM Shares are being transferred to APS free and clear of all liens, claims or encumbrances of any kind whatsoever. The shares of APS Common that Shareholder receives in the exchange are hereinafter referred to as the "New APS Shares." The parties acknowledge and agree that Shareholder shall receive a whole number of shares of APS Common only, and that any fractional share amounts resulting from the foregoing conversion calculation shall be rounded up or down, as the case may be, to the next whole number of shares. APS shall be under no obligation to pay any cash or other amounts with respect to any fractional share amounts, or to issue any fractional share amounts to Shareholder. At the Closing, Shareholder shall either receive a share certificate for all its New APS Shares or, if APS' transfer agent is unable to produce such certificate by the Closing Date, will receive a copy of a registered letter sent from APS to the transfer agent instructing the transfer agent to deliver such certificate in the name of Shareholder directly to Shareholder or Shareholder's designee.

         4. NEW APS SHARES TRANSFERABILITY. APS will have registered the New APS Shares with the Securities and Exchange Commission, and made such other filings and taken such other steps as necessary, so that Shareholder may immediately sell, or otherwise convey, the New APS Shares without restriction (except as otherwise provided below). Shareholder agrees to cooperate fully and in all respects with APS in connection with any such registration, whether such cooperation is requested before or after the Determination Date. Failure of Shareholder to cooperate fully, including without limitation, promptly providing complete and accurate information to APS, in connection with the registration of any APS Common shares, whether such cooperation and/or information is requested before or after the Determination Date or before or after Shareholder delivers any Exchange Notice, shall automatically terminate Shareholder's rights under this Agreement. Notwithstanding anything contained herein to the contrary, in the event that APS is in the process, either at the Closing Date or at the Determination Date, of registering and/or selling any of its capital stock in or pursuant to any underwritten public offering, upon the written request of the lead underwriter involved therein, Shareholder agrees, and shall then agree in writing in form and substance reasonably acceptable to APS, to not sell, attempt to sell, or solicit or accept any offers to sell or otherwise convey, any of the New APS Shares for such period of time (not to exceed one hundred eighty (180)
days) as may be requested by such lead underwriter.

         5.       MISCELLANEOUS.

                  (a) Fees and Expenses. Each party hereto agrees to bear all fees and expenses (including without limitation all fees and expenses for its legal counsel and any accountants or other professional advisors) incurred in connection with the transactions contemplated hereby.

                  (b) Governing Law and Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (except the laws of Texas that would render such choice of law ineffective). Venue for any action relating to this Agreement shall be proper only in Texas.

                  (c) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (d) Inurement. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement, or any of their rights or obligations hereunder, without the express prior written consent of all parties hereto in each instance.

                  (e) Notices. Any notices required or permitted to be given under this Agreement shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage pre-paid to the relevant party at its address indicated below:

                  APS:              American Physicians Service Group, Inc.
                                    1301 Capital of Texas Highway, Suite C-300
                                    Austin, Texas 78746-6550
                                    Attn: President

                  Shareholder:      Robert Casanova, M.D.
                                    11111 Research Blvd., Suite 450
                                    Austin, Texas 78759

Any party may change its address for purposes of this Agreement by proper notice to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, as of the date first above written.

APS:                                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                         By: /s/ Ken Shifrin

                                         Printed Name: Kenneth S. Shifrin

                                         Title:

SHAREHOLDER:
                                         /s/ Robert Casanova, M.D.
                                             Robert Casanova, M.D.

                            SHARE EXCHANGE AGREEMENT


         This Share Exchange Agreement (this "Agreement") is made and entered into as of the ____ day of November, 1997, by and between American Physicians Service Group, Inc., a Texas corporation ("APS") and Devin Garza, M.D. (the "Shareholder").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Agreement and Plan of Reorganization (the "Merger Agreement") entered into by Shareholder more or less of even date herewith and the other contracts and agreements to which Shareholder was, or was to be, a party as contemplated in the Merger Agreement (the Merger Agreement and all such other contracts and agreements are hereinafter referred to collectively as the "Acquisition Documents"), Shareholder acquired 78,750 shares (the "PM Shares") of the $0.001 par value per share common stock of APS Practice Management, Inc., a Texas corporation ("Practice Management") for a consideration of $5.00 per PM Share (the "Exchange Value"); and

         WHEREAS, APS has agreed, on the terms and subject to the conditions hereof, to exchange certain shares of its $0.10 par value per share common stock ("APS Common") for the PM Shares.

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. CONDITIONS TO EXCHANGE RIGHT. In addition to the other terms and conditions contained in this Agreement, Shareholder shall only be entitled to exchange the PM Shares for shares of APS Common if each of the following conditions has been satisfied:

                  (a) There shall not have been, on or before November 1, 1999 (the "Determination Date"), any registered public offering of the common stock of Practice Management, or any other transaction or event pursuant to which shares of Practice Management of the same class as the PM Shares shall have become publicly traded.; and

                  (b) Shareholder shall not be, or have been, at any time on or prior to the date of the closing of any exchange of stock pursuant to this Agreement (the "Closing Date"), in breach of, or default under, this Agreement, any of the Acquisition Documents or any other contract or agreement to which Shareholder and Practice Management and/or APS are parties, and Shareholder shall not have threatened to breach or default under this Agreement, any of the Acquisition Documents or any such other contract or agreement; and

                  (c) At the Closing Date, Shareholder has all requisite legal capacity and authority to engage in the transactions contemplated by this Agreement, is the owner of all the PM Shares, and the PM Shares are free of any and all liens, claims or encumbrances of any kind whatsoever; and

                  (d) At or before the Closing Date, Practice Management shall not be, or have been, a party to any merger consolidation or similar transaction, or agreement with respect thereto, pursuant to which Practice Management was not or would not be, the named surviving entity after such merger, consolidation or other transaction.

         2. EXCHANGE  NOTICE.  In the event all of the  conditions  described in
Section 1 are satisfied as of the Determination Date and Shareholder elects to exercise its right to exchange its PM Shares for shares of APS Common, Shareholder shall provide written notice thereof (the "Exchange Notice") to APS, which Exchange Notice must be received by APS not later than the date (the "Expiration Date") which is ninety (90) calendar days after the Determination Date. In the event (i) any of the conditions required for an exchange to be permissible, as described in Section 1 above, fail to be satisfied on or prior to the Determination Date, or (ii) any of the conditions specified in subsections (b), (c) and (d) of Section 1 fail to be satisfied on or prior to the Closing Date, or (iii) APS fails to receive an Exchange Notice from Shareholder on or prior to the Expiration Date; then, in any such case, all of Shareholder's rights under this Agreement shall automatically terminate and be of no further force or effect whatsoever.

         3.       SHARE CONVERSION.

                  (a) Shareholder's right to exchange its PM Shares hereunder shall apply as to all, but not less than all, of the PM Shares which are eligible for exchange as described in this paragraph (a) of Section 3. Assuming Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, 55,417 of the PM Shares shall be eligible for conversion as provided in this Agreement; and the remaining 23,333 PM Shares, or a portion thereof, will only be eligible for an exchange hereunder in the event, and only to the extent, the Clinic (as hereinafter defined) achieves certain Practice Accrual Earnings (as hereinafter defined) levels prior to the Determination Date. For purposes of this Agreement, the terms "Clinic" and "Practice Accrual Earnings" shall have the meanings set forth in that certain Management Agreement which is one of the Acquisition Documents. The Practice Accrual Earnings of Clinic for any twelve (12) consecutive monthly period ending on or prior to the Determination Date is hereinafter referred to as the "Clinic PAE." The parties acknowledge and agree that in the event Clinic PAE does not exceed $933,333 during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, then no portion of the 23,333 PM Shares shall be subject to exchange pursuant to this Agreement. In the event that, during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, the Clinic PAE exceeds $933,333, then the percentage of the 23,333 PM Shares which will be eligible for exchange pursuant to this Agreement (assuming compliance with all other conditions provided for in this Agreement) will be determined by multiplying 23,333 by a fraction, the numerator of which is the amount by which Clinic PAE exceeds $816,666 (but not greater than $233,333 in any event), and the denominator of which is $233,333.

         EXAMPLE: The following is provided purely by way of example only, and illustrates the calculation of the number of PM Shares eligible for exchange under this Agreement, assuming satisfaction of all other conditions allowing for an exchange pursuant to this Agreement.
                  Assume Clinic PAE is $933,333 for the 12 months ended December 31, 1998, which is the largest twelve (12) month level of Clinic PAE achieved in any period ended on or prior to the Determination Date.

                  Total PM Shares eligible for exchange hereunder would be 67,084 determined as follows:

                  $933,333 - $816,666     x     23,333         =        11,667
                  -------------------
                            $233,333                                    55,417
                                                                        ------
                                                                        67,084

         (b) In the event Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, the closing of any such exchange (the "Closing") shall occur at the offices of APS in Austin, Texas, on such day and at such time as the parties hereto may mutually agree upon, or in the failure to so agree, at 10:00 a.m. Austin, Texas time on the first business day that falls thirty (30) days after the Expiration Date. The maximum number of PM Shares which Shareholder has the right to exchange pursuant to paragraph (a) of this Section are hereinafter referred to as the "Exchangeable PM Shares"; and the "Gross Exchange Value" for purposes of this Agreement is the gross dollar amount determined by multiplying the Exchangeable PM Shares by the Exchange Value. For purposes of determining the number of shares of APS Common which may be received upon any exchange, no consideration will be given to stock dividends, stock splits, reverse stock splits or recapitalizations to which

Practice Management or the PM Shares are subject after the date this Agreement was originally entered into as first above written. At the Closing, Shareholder shall be entitled to receive such shares of APS Common as is determined by dividing the Gross Exchange Value by the average of the "bid" and "ask" prices for APS Common as quoted by the National Association of Securities Dealers Automated Quotation System at the close of trading on each of the last five (5) business days immediately preceding the Closing Date.

         (c) At the Closing, Shareholder shall tender its share certificate(s) for all of the Exchangeable PM Shares, duly endorsed in blank, to APS, and shall also provide APS with an executed blank stock power, in form and substance reasonably acceptable to APS, wherein Shareholder represents and warrants to APS
(i) that Shareholder has all necessary legal capacity, power and authority to engage in the transactions contemplated hereby, and (ii) that Shareholder owns all interests in and to the Exchangeable PM Shares and that the Exchangeable PM Shares are being transferred to APS free and clear of all liens, claims or encumbrances of any kind whatsoever. The shares of APS Common that Shareholder receives in the exchange are hereinafter referred to as the "New APS Shares." The parties acknowledge and agree that Shareholder shall receive a whole number of shares of APS Common only, and that any fractional share amounts resulting from the foregoing conversion calculation shall be rounded up or down, as the case may be, to the next whole number of shares. APS shall be under no obligation to pay any cash or other amounts with respect to any fractional share amounts, or to issue any fractional share amounts to Shareholder. At the Closing, Shareholder shall either receive a share certificate for all its New APS Shares or, if APS' transfer agent is unable to produce such certificate by the Closing Date, will receive a copy of a registered letter sent from APS to the transfer agent instructing the transfer agent to deliver such certificate in the name of Shareholder directly to Shareholder or Shareholder's designee.

         4. NEW APS SHARES TRANSFERABILITY. APS will have registered the New APS Shares with the Securities and Exchange Commission, and made such other filings and taken such other steps as necessary, so that Shareholder may immediately sell, or otherwise convey, the New APS Shares without restriction (except as otherwise provided below). Shareholder agrees to cooperate fully and in all respects with APS in connection with any such registration, whether such cooperation is requested before or after the Determination Date. Failure of Shareholder to cooperate fully, including without limitation, promptly providing complete and accurate information to APS, in connection with the registration of any APS Common shares, whether such cooperation and/or information is requested before or after the Determination Date or before or after Shareholder delivers any Exchange Notice, shall automatically terminate Shareholder's rights under this Agreement. Notwithstanding anything contained herein to the contrary, in the event that APS is in the process, either at the Closing Date or at the Determination Date, of registering and/or selling any of its capital stock in or pursuant to any underwritten public offering, upon the written request of the lead underwriter involved therein, Shareholder agrees, and shall then agree in writing in form and substance reasonably acceptable to APS, to not sell, attempt to sell, or solicit or accept any offers to sell or otherwise convey, any of the New APS Shares for such period of time (not to exceed one hundred eighty (180)
days) as may be requested by such lead underwriter.

         5.       MISCELLANEOUS.

                  (a) Fees and Expenses. Each party hereto agrees to bear all fees and expenses (including without limitation all fees and expenses for its legal counsel and any accountants or other professional advisors) incurred in connection with the transactions contemplated hereby.

                  (b) Governing Law and Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (except the laws of Texas that would render such choice of law ineffective). Venue for any action relating to this Agreement shall be proper only in Texas.

                  (c) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (d) Inurement. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement, or any of their rights or obligations hereunder, without the express prior written consent of all parties hereto in each instance.

                  (e) Notices. Any notices required or permitted to be given under this Agreement shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage pre-paid to the relevant party at its address indicated below:

                  APS: American Physicians Service Group, Inc. 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746-6550
                            Attn: President

                  Shareholder:              Devin Garza, M.D.
                         11111 Research Blvd., Suite 450
                               Austin, Texas 78759

Any party may change its address for purposes of this Agreement by proper notice to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, as of the date first above written.

APS:                                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                         By: /s/ Ken Shifrin

                                         Printed Name: Kenneth S. Shifrin

                                         Title:

SHAREHOLDER:
                                          /s/ Devin Garza, M.D.
                                          Devin Garza, M.D.

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                            SHARE EXCHANGE AGREEMENT


         This Share Exchange Agreement (this "Agreement") is made and entered into as of the ____ day of November, 1997, by and between American Physicians Service Group, Inc., a Texas corporation ("APS") and Shelley Nielson, M.D. (the "Shareholder").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Agreement and Plan of Reorganization (the "Merger Agreement") entered into by Shareholder more or less of even date herewith and the other contracts and agreements to which Shareholder was, or was to be, a party as contemplated in the Merger Agreement (the Merger Agreement and all such other contracts and agreements are hereinafter referred to collectively as the "Acquisition Documents"), Shareholder acquired 78,750 shares (the "PM Shares") of the $0.001 par value per share common stock of APS Practice Management, Inc., a Texas corporation ("Practice Management") for a consideration of $5.00 per PM Share (the "Exchange Value"); and

         WHEREAS, APS has agreed, on the terms and subject to the conditions hereof, to exchange certain shares of its $0.10 par value per share common stock ("APS Common") for the PM Shares.

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. CONDITIONS TO EXCHANGE RIGHT. In addition to the other terms and conditions contained in this Agreement, Shareholder shall only be entitled to exchange the PM Shares for shares of APS Common if each of the following conditions has been satisfied:

                  (a) There shall not have been, on or before November 1, 1999 (the "Determination Date"), any registered public offering of the common stock of Practice Management, or any other transaction or event pursuant to which shares of Practice Management of the same class as the PM Shares shall have become publicly traded.; and

                  (b) Shareholder shall not be, or have been, at any time on or prior to the date of the closing of any exchange of stock pursuant to this Agreement (the "Closing Date"), in breach of, or default under, this Agreement, any of the Acquisition Documents or any other contract or agreement to which Shareholder and Practice Management and/or APS are parties, and Shareholder shall not have threatened to breach or default under this Agreement, any of the Acquisition Documents or any such other contract or agreement; and

                  (c) At the Closing Date, Shareholder has all requisite legal capacity and authority to engage in the transactions contemplated by this Agreement, is the owner of all the PM Shares, and the PM Shares are free of any and all liens, claims or encumbrances of any kind whatsoever; and

                  (d) At or before the Closing Date, Practice Management shall not be, or have been, a party to any merger consolidation or similar transaction, or agreement with respect thereto, pursuant to which Practice Management was not or would not be, the named surviving entity after such merger, consolidation or other transaction.

         2. EXCHANGE  NOTICE.  In the event all of the  conditions  described in
Section 1 are satisfied as of the Determination Date and Shareholder elects to exercise its right to exchange its PM Shares for shares of APS Common, Shareholder shall provide written notice thereof (the "Exchange Notice") to APS, which Exchange Notice must be received by APS not later than the date (the "Expiration Date") which is ninety (90) calendar days after the Determination Date. In the event (i) any of the conditions required for an exchange to be permissible, as described in Section 1 above, fail to be satisfied on or prior to the Determination Date, or (ii) any of the conditions specified in subsections (b), (c) and (d) of Section 1 fail to be satisfied on or prior to the Closing Date, or (iii) APS fails to receive an Exchange Notice from Shareholder on or prior to the Expiration Date; then, in any such case, all of Shareholder's rights under this Agreement shall automatically terminate and be of no further force or effect whatsoever.

         3.       SHARE CONVERSION.

                  (a) Shareholder's right to exchange its PM Shares hereunder shall apply as to all, but not less than all, of the PM Shares which are eligible for exchange as described in this paragraph (a) of Section 3. Assuming Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, 55,417 of the PM Shares shall be eligible for conversion as provided in this Agreement; and the remaining 23,333 PM Shares, or a portion thereof, will only be eligible for an exchange hereunder in the event, and only to the extent, the Clinic (as hereinafter defined) achieves certain Practice Accrual Earnings (as hereinafter defined) levels prior to the Determination Date. For purposes of this Agreement, the terms "Clinic" and "Practice Accrual Earnings" shall have the meanings set forth in that certain Management Agreement which is one of the Acquisition Documents. The Practice Accrual Earnings of Clinic for any twelve (12) consecutive monthly period ending on or prior to the Determination Date is hereinafter referred to as the "Clinic PAE." The parties acknowledge and agree that in the event Clinic PAE does not exceed $933,333 during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, then no portion of the 23,333 PM Shares shall be subject to exchange pursuant to this Agreement. In the event that, during any twelve (12) consecutive calendar monthly period ending on or prior to the Determination Date, the Clinic PAE exceeds $933,333, then the percentage of the 23,333 PM Shares which will be eligible for exchange pursuant to this Agreement (assuming compliance with all other conditions provided for in this Agreement) will be determined by multiplying 23,333 by a fraction, the numerator of which is the amount by which Clinic PAE exceeds $816,666 (but not greater than $233,333 in any event), and the denominator of which is $233,333.

         EXAMPLE: The following is provided purely by way of example only, and illustrates the calculation of the number of PM Shares eligible for exchange under this Agreement, assuming satisfaction of all other conditions allowing for an exchange pursuant to this Agreement.
                  Assume Clinic PAE is $933,333 for the 12 months ended December 31, 1998, which is the largest twelve (12) month level of Clinic PAE achieved in any period ended on or prior to the Determination Date.

                  Total PM Shares eligible for exchange hereunder would be 67,084 determined as follows:

                  $933,333 - $816,666     x      23,333         =        11,667
                  -------------------
                            $233,333                                     55,417
                                                                         ------
                                                                         67,084

         (b) In the event Shareholder has complied with all of the conditions allowing for an exchange pursuant to this Agreement, the closing of any such exchange (the "Closing") shall occur at the offices of APS in Austin, Texas, on such day and at such time as the parties hereto may mutually agree upon, or in the failure to so agree, at 10:00 a.m. Austin, Texas time on the first business day that falls thirty (30) days after the Expiration Date. The maximum number of PM Shares which Shareholder has the right to exchange pursuant to paragraph (a) of this Section are hereinafter referred to as the "Exchangeable PM Shares"; and the "Gross Exchange Value" for purposes of this Agreement is the gross dollar amount determined by multiplying the Exchangeable PM Shares by the Exchange Value. For purposes of determining the number of shares of APS Common which may be received upon any exchange, no consideration will be given to stock dividends, stock splits, reverse stock splits or recapitalizations to which

Practice Management or the PM Shares are subject after the date this Agreement was originally entered into as first above written. At the Closing, Shareholder shall be entitled to receive such shares of APS Common as is determined by dividing the Gross Exchange Value by the average of the "bid" and "ask" prices for APS Common as quoted by the National Association of Securities Dealers Automated Quotation System at the close of trading on each of the last five (5) business days immediately preceding the Closing Date.

         (c) At the Closing, Shareholder shall tender its share certificate(s) for all of the Exchangeable PM Shares, duly endorsed in blank, to APS, and shall also provide APS with an executed blank stock power, in form and substance reasonably acceptable to APS, wherein Shareholder represents and warrants to APS
(i) that Shareholder has all necessary legal capacity, power and authority to engage in the transactions contemplated hereby, and (ii) that Shareholder owns all interests in and to the Exchangeable PM Shares and that the Exchangeable PM Shares are being transferred to APS free and clear of all liens, claims or encumbrances of any kind whatsoever. The shares of APS Common that Shareholder receives in the exchange are hereinafter referred to as the "New APS Shares." The parties acknowledge and agree that Shareholder shall receive a whole number of shares of APS Common only, and that any fractional share amounts resulting from the foregoing conversion calculation shall be rounded up or down, as the case may be, to the next whole number of shares. APS shall be under no obligation to pay any cash or other amounts with respect to any fractional share amounts, or to issue any fractional share amounts to Shareholder. At the Closing, Shareholder shall either receive a share certificate for all its New APS Shares or, if APS' transfer agent is unable to produce such certificate by the Closing Date, will receive a copy of a registered letter sent from APS to the transfer agent instructing the transfer agent to deliver such certificate in the name of Shareholder directly to Shareholder or Shareholder's designee.

         4. New APS Shares Transferability. APS will have registered the New APS Shares with the Securities and Exchange Commission, and made such other filings and taken such other steps as necessary, so that Shareholder may immediately sell, or otherwise convey, the New APS Shares without restriction (except as otherwise provided below). Shareholder agrees to cooperate fully and in all respects with APS in connection with any such registration, whether such cooperation is requested before or after the Determination Date. Failure of Shareholder to cooperate fully, including without limitation, promptly providing complete and accurate information to APS, in connection with the registration of any APS Common shares, whether such cooperation and/or information is requested before or after the Determination Date or before or after Shareholder delivers any Exchange Notice, shall automatically terminate Shareholder's rights under this Agreement. Notwithstanding anything contained herein to the contrary, in the event that APS is in the process, either at the Closing Date or at the Determination Date, of registering and/or selling any of its capital stock in or pursuant to any underwritten public offering, upon the written request of the lead underwriter involved therein, Shareholder agrees, and shall then agree in writing in form and substance reasonably acceptable to APS, to not sell, attempt to sell, or solicit or accept any offers to sell or otherwise convey, any of the New APS Shares for such period of time (not to exceed one hundred eighty (180)
days) as may be requested by such lead underwriter.

         5.       MISCELLANEOUS.

                  (a) Fees and Expenses. Each party hereto agrees to bear all fees and expenses (including without limitation all fees and expenses for its legal counsel and any accountants or other professional advisors) incurred in connection with the transactions contemplated hereby.

                  (b) Governing Law and Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (except the laws of Texas that would render such choice of law ineffective). Venue for any action relating to this Agreement shall be proper only in Texas.

                  (c) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (d) Inurement. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement, or any of their rights or obligations hereunder, without the express prior written consent of all parties hereto in each instance.

                  (e) Notices. Any notices required or permitted to be given under this Agreement shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage pre-paid to the relevant party at its address indicated below:

                  APS:               American Physicians Service Group, Inc.
                                     1301 Capital of Texas Highway, Suite C-300
                                     Austin, Texas 78746-6550
                                     Attn: President

                  Shareholder:       Shelley Nielson, M.D.
                                     11111 Research Blvd., Suite 450
                                     Austin, Texas 78759

Any party may change its address for purposes of this Agreement by proper notice to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, as of the date first above written.

APS:                                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                         By: /s/ Ken Shifrin

                                         Printed Name: Kenneth S. Shifrin

                                         Title:

SHAREHOLDER:
                                         /s/ Shelley Nielson, M.D.
                                         Shelley Nielson, M.D.

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